Exhibit 10.73

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT (the “Amendment”) is entered into as of the date set forth below, effective as of August 1st, 2022 (the “Effective Date”), by and between Brainstorm Cell Therapeutics Ltd., a company organized under the laws of the State of Israel, with offices at 12 Bazel street Petah-Tikvah, Israel, registered # 513601021, (the “Company”) and Alla Patlis ID# [***], of [***] (the “Employee”).

WHEREAS, the Company and the Employee entered into an Employment Agreement, dated December 23rd, 2012 (together with any amendments, exhibits and schedules thereto, the “Employment Agreement”); and

WHEREAS, the Company and the Employee desire to amend the Employment Agreement on the terms and conditions more fully set forth herein;

NOW, THEREFORE, it is hereby agreed as follows:

1.	Unless otherwise defined herein, all capitalized terms in this Amendment shall have the meanings ascribed to them in the Employment Agreement.
2.	As of the Effective Date, Employee will be entitled to a monthly gross Salary of 31,800 NIS of which 27,030 NIS – as base gross salary; 4,770 NIS – as global compensation for overtime.
3.	Payroll and other compensation will be calculated accordingly.
4.	Except as set forth herein, the provisions of the Employment Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF,

Company:	Employee:

Brainstorm Cell Therapeutics Ltd.	Alla Patlis

By: Uri Yablonka	Signature: /s/ Alla Patlis
Title: EVP, CBO
Signature: /s/ Uri Yablonka	Date: 28.08.2022

Date: 28.08.2022